Filed Pursuant to Rule 497

Registration No. 333-178695

CLEARBRIDGE ENERGY MLP FUND INC.

Supplement Dated August 1, 2012 to

Prospectus Dated March 28, 2012

Recent developments

As previously disclosed in the Fund’s press release dated July 16, 2012 and described in the Fund’s Semi-Annual Shareholder Report on Form N-CSRS filed with the Securities and Exchange Commission on July 25, 2012, ClearBridge Energy MLP Fund Inc. (the “Fund”) completed a private placement of $267 million of fixed-rate senior secured notes on July 12, 2012. Also on July 12, 2012, the Fund borrowed $210 million under a new $250 million secured revolving credit facility. Net proceeds from the offering and the new credit facility were used to repay outstanding borrowings on a floating rate line of credit, make new portfolio investments, and for general corporate purposes. Immediately after the private placement and the borrowings under the new credit facility, the Fund’s total leverage was $477 million or 22%, comprised of 56% in fixed-rate securities and 44% in floating rate financing.

The table below summarizes the key terms of the offering.

SECURITY	AMOUNT	RATE	MATURITY
Senior secured notes
Series A	$25M	2.80%	7/12/15
Series B	$50M	3.53%	7/12/19
Series C	$102M	4.06%	7/12/22
Series D	$90M	4.21%	7/12/24